POWER OF ATTORNEY

      The undersigned
understands that, from time
to time, Schneider National,
Inc. (the "Company") is
required to prepare, execute
and file certain federal and
state securities laws
filings for itself or for
and on behalf of the
undersigned.

      Know all by these
presents, that, the
undersigned hereby
constitutes and appoints
each of, Thomas G. Jackson,
Nicholas O. Anderson and
Sarah E. Klaver, each
currently employees of
Schneider National, Inc., or
any of them signing singly,
and with full power of
substitution, the
undersigned's true and
lawful attorney-in-fact to:

(a) prepare, execute and
file for and on behalf of
the undersigned forms and
authentication documents,
including amendments
thereto, and any other
documents necessary or
appropriate to obtain codes
and passwords enabling the
undersigned to make
electronic filings with the
United States Securities and
Exchange Commission (the
"SEC");

(b) prepare, execute and
file with the SEC and any
stock exchange, self-
regulatory or similar
authority for and on behalf
of the undersigned, in the
undersigned's capacity as an
officer, director and/or 10%
shareholder of the Company,
federal and state securities
laws filings including,
without limitation,
Schedules 13D and 13G and
Forms 3, 4 and 5, and any
amendments thereto, in
accordance with Sections
13(d) and 16(a) of the
Securities Exchange Act of
1934, as amended and the
rules thereunder (the
"Exchange Act");

(c) complete, execute,
deliver and file with the
United States Securities and
Exchange Commission and any
stock exchange, self-
regulatory or similar
authority for and on behalf
of the undersigned any Form
144 notice, and any
amendments thereto, pursuant
to Rule 144 under the
Securities Act of 1933, as
amended (the "Securities
Act");

(d) do and perform any and
all acts for and on behalf
of the undersigned which may
be necessary or desirable to
complete, execute, deliver
and file any such forms and
authentication documents or
such Schedules 13D and 13G
and Forms 3, 4, 5 or 144 or
any amendments thereto and
timely file such form with
the SEC and the securities
administrators of any state,
the District of Columbia,
the Commonwealth of Puerto
Rico, Guam and the United
States Virgin Islands or
their designees and any
stock exchange or similar
authority; and

(e) take any other action of
any type whatsoever in
connection with the
foregoing which, in the
opinion of such attorney-in-
fact, may be of benefit to,
in the best interest of, or
legally required by, the
undersigned, it being
understood that the
documents executed by such
attorney-in-fact on behalf
of the undersigned pursuant
to this Power of Attorney
shall be in such form and
shall contain such terms and
conditions as such attorney-
in- fact may approve in such
attorney-in-fact's
discretion.

      The undersigned hereby
grants to each such
attorney-in-fact full power
and authority to do and
perform any and every act
and thing whatsoever
requisite, necessary or
proper to be done in the
exercise of any of the
rights and powers herein
granted, as fully to all
intents and purposes as the
undersigned might or could
do if personally present,
with full power of
substitution or revocation,
hereby ratifying and
confirming all that each
such attorney-in-fact (or
such attorney-in-fact's
substitute or substitutes)
shall lawfully do or cause
to be done by virtue of this
power of attorney and the
rights and powers herein
granted whether the same
needs to be executed, taken
or done by him in his
capacity as a current or
former shareholder, director
or officer of any company,
partnership, corporation,
organization, firm, branch
or other entity connected
with, related to or
affiliated with the Company.

      The undersigned
acknowledges that each
attorney-in-fact, in serving
in such capacity at the
request of the undersigned,
is not assuming, nor is such
attorney-in-fact's
substitute or substitutes or
the Company assuming, (i)
any of the undersigned's
responsibilities to comply
with federal and state
securities laws, including
without limitation the
Exchange Act or the
Securities Act or any
liability for the
undersigned's failure to
comply with such
requirements or (ii) any
obligation or liability that
the undersigned incurs for
profit disgorgement under
Section 16(b) of the
Exchange Act.

      The undersigned agrees
that each attorney-in-fact
may rely entirely on
information furnished orally
or in writing by the
undersigned or the
undersigned's agent to such
attorney-in-fact or the
Company. The undersigned
also agrees to indemnify and
hold harmless the Company
and such attorney-in-fact
against any losses, claims,
damages or liabilities (or
actions in these respects)
that arise out of or are
based on any untrue
statement or omission of
necessary facts in the
information provided by the
undersigned or the
undersigned's agent to any
attorney-in-fact for
purposes of executing,
acknowledging, delivering
and filing the documents
listed above and agrees to
reimburse the Company and
such attorney-in-fact for
any legal or other expenses
reasonably incurred in
connection with
investigating or defending
against any such loss,
claim, damage, liability or
action.

      This Power of Attorney
shall become effective as of
the date of execution by the
undersigned and shall remain
in full force and effect
until the undersigned is no
longer required to comply
with federal and state
securities laws filings with
respect to the undersigned's
holdings of and transactions
in securities issued by the
Company, unless earlier
revoked by the undersigned
in a signed writing
delivered to each of the
foregoing attorneys-in-fact.

      This Power of Attorney
and all authority conferred
hereby shall not be
terminated by operation of
law, whether by the death or
incapacity of the
undersigned or by occurrence
of any other event. Actions
taken by an attorney-in-fact
pursuant to this Power of
Attorney shall be as valid
as if any event described in
the preceding sentence had
not occurred, whether or not
the attorney-in-fact shall
have received notice of such
event.

Notwithstanding the
foregoing, (i) in the event
that an attorney-in-fact is
no longer employed by the
Company, this Power of
Attorney and all authority
conferred hereby shall be
immediately terminated with
respect to such Attorney,
and (ii) the undersigned may
terminate or revoke this
Power of Attorney at any
time.

      This Power of Attorney
does not revoke any other
power of attorney that the
undersigned has previously
granted.

      IN WITNESS WHEREOF,
the undersigned has caused
this Power of Attorney to be
executed as of this 24th day
of April, 2020.


/s/ Paul J. Schneider